Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A			Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-26-2004						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				1/18/2005

2	Payment Date				1/20/2005

3	Collection Period			11/28/2004	12/26/2004	29

4	Monthly Interest Period- Actual			12/20/2004	1/19/2005	31

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	193,406,988.37	31,396,118.05	162,010,870.32	0.5047068
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,581,808,697.78	$31,396,118.05	$1,550,412,579.73

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	332,956.58	1.7215333	31,729,074.63	164.0534031
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	899,491.67	2.0583333
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	2.5100%	682,998.89	2.1613889	682,998.89	2.1613889

	Equals: Total Securities		2,944,480.47		34,340,598.52

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					27,400,396.26
17	Sales Proceeds - Early Terminations					13,366,995.46
18	Sales Proceeds - Scheduled Terminations					79,052.68
19	Security Deposits for Terminated Accounts					37,525.00
20	Excess Wear and Tear Received					1,206.50
21	Excess Mileage Charges Received					542.81
22	Other Recoveries Received					37,854.19

23	Subtotal: Total Collections					40,923,572.90

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	New Swap Receipt - Class A-4b					—
26	Investment Earnings on Collection Account					77,744.50

27	Total Available Funds, prior to Servicer Advances					41,001,317.40

28	Servicer Advance					—

29	Total Available Funds					41,001,317.40

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,318,173.91
34	Servicing Fee Shortfall					—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment - Class A-4b					125,961.11
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)					2,944,480.47
40	Subtotal: Remaining Available Funds				36,607,701.91
41	Principal Distribution Amount (Item 59)				31,396,118.05
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					31,396,118.05
43	Amount Paid to Reserve Account to Reach Specified Balance					5,211,583.86
43b	Subordinated Swap Termination Payments					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		18,082,193.50
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		13,313,924.55
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		31,396,118.05

55	Remaining Available Funds (Item 40)		36,607,701.91
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57 Item 56 less, Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		31,396,118.05

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		41,001,317.40
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,318,173.91
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Item 38e, 38f, and 39)		3,070,441.58

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		36,607,701.91
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		—

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		—
71	Payment Date Advance Reimbursement		—
72	Additional Payment Advances for current period		—

73	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance		51,282,051.28
76	Initial Reserve Account Balance		17,094,017.09

77	Beginning Reserve Account Balance		45,378,179.84
78	Plus: Net Investment Income for the Collection Period		70,243.69

79	Subtotal: Reserve Fund Available for Distribution		45,448,423.53
80	Plus: Deposit of Excess Available Funds (Item 43)		5,211,583.86
81	Less: Reserve Account Draw Amount (Item 57)		—

82	Subtotal Reserve Account Balance		50,660,007.39
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		50,660,007.39

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		5,281,827.55

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	8	98,115.75
88	Less: Aggregate Sales Proceeds for Scheduled Terminated Units		(79,052.68)
89	Less: Excess Wear and Tear Received		(1,206.50)
90	Less: Excess Mileage Received		(542.81)

91	Current Period Net Residual Losses/(Gains)	8	17,313.76

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	2	(4,532.33)
94	Current Period Net Residual Losses (Item 91)	8	17,313.76

95	Ending Cumulative Net Residual Losses	10	12,781.43

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.00%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,709,401,709	1,550,412,580
99	Number of Current Contracts		85,972	82,460
100	Weighted Average Lease Rate		4.96%	4.90%
101	Average Remaining Term		28.67	23.36
102	Average Original Term		44.43	44.40
103	Monthly Prepayment Speed			100.85%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	83,214	1,676,110,187	1,581,808,698
105	Depreciation/Payments		(23,064,724)	(18,082,194)
106	Gross Credit Losses	(35)	(637,704)	(676,635)
107	Early Terminations	(711)	(13,070,510)	(12,539,174)
108	Scheduled Terminations	(8)	(98,149)	(98,116)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	82,460	1,639,239,101	1,550,412,580

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	81,439	1,532,193,167	98.82%
113	31 - 90 Days Delinquent	903	15,998,149	1.03%
114	90+ Days Delinquent	118	2,221,264	0.14%

115	Total	82,460	1,550,412,580	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		35	676,635
118	Aggregate Liquidation Proceeds on charged-off units			(414,748)
119	Recoveries on charged-off units			—

120	Current Period Aggregate Net Credit Losses/(Gains)		35	261,887

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		34	236,274
123	Current Period Net Credit Losses (Item 120)		35	261,887

124	Ending Cumulative Net Residual Losses		69	498,161

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.03%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

02/20/2005	20,719,192
03/20/2005	23,819,884
04/20/2005	30,651,852
05/20/2005	28,058,335
06/20/2005	24,038,511
07/20/2005	25,920,675
08/20/2005	29,169,209
09/20/2005	43,765,401
10/20/2005	45,155,525
11/20/2005	41,998,700
12/20/2005	45,513,723
01/20/2006	42,218,437
02/20/2006	37,374,010
03/20/2006	37,344,727
04/20/2006	39,545,993
05/20/2006	37,854,931
06/20/2006	32,136,092
07/20/2006	33,382,149
08/20/2006	30,655,672
09/20/2006	48,236,635
10/20/2006	58,387,752
11/20/2006	57,533,364
12/20/2006	57,153,774
01/20/2007	59,108,979
02/20/2007	53,546,808
03/20/2007	49,859,341
04/20/2007	49,315,481
05/20/2007	46,205,584
06/20/2007	39,580,324
07/20/2007	37,267,249
08/20/2007	37,535,670
09/20/2007	37,375,876
10/20/2007	41,310,654
11/20/2007	48,211,867
12/20/2007	38,738,954
01/20/2008	29,926,082
02/20/2008	23,541,692
03/20/2008	7,872,864
04/20/2008	5,062,569
05/20/2008	8,961,625
06/20/2008	21,369,561
07/20/2008	16,582,829
08/20/2008	13,384,659
09/20/2008	9,900,127
10/20/2008	1,069,967
11/20/2008	1,046,478
12/20/2008	664,530
01/20/2009	857,007
02/20/2009	527,764
03/20/2009	156,179
04/20/2009	50,507
05/20/2009	100,617
06/20/2009	166,915
07/20/2009	140,774
08/20/2009	210,953
09/20/2009	127,551

Total	1,550,412,580

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.